Regions®

Forward-Looking Statement

The information contained in this presentation may include forward-looking statements that reflect Regions' current views with respect to future events and financial performance. Regions' management believes that these forward-looking statements are reasonable, however, you should not place undue reliance on these statements as they are based only on current expectations and general assumptions and are subject to various risks, uncertainties, and other factors that may cause actual results to differ materially from the views, beliefs, and projections expressed in such statements. Such forward-looking statements are made in good faith by Regions pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

The words "believe", "expect", "anticipate", "project", and similar expressions signify forward-looking statements. Readers are cautioned not to place undue reliance on any forward-looking statements made by or on behalf of Regions. Any such statement speaks only as of the date the statement was made. Regions undertakes no obligation to update or revise any forward-looking statements.

Some factors which may affect the accuracy of our projections apply generally to the financial services industry, including: (a) the easing of restrictions on participants in the financial services industry, such as banks, securities brokers and dealers, investment companies, and finance companies, may increase our competitive pressures: (b) possible changes in interest rates may increase our funding costs and reduce our earning asset yields, thus reducing our margins; (c) possible changes in general economic and business conditions in the United States and the South in general and in the communities we serve in particular may lead to a deterioration in credit quality, thereby increasing our provisioning costs, or a reduced demand for credit, thereby reducing our earning assets; (d) possible changes in trade, monetary and fiscal policies, laws, and regulations, and other activities of governments, agencies, and similar organizations, including changes in accounting standards, may have an adverse effect on our business; and (e) possible changes in consumer and business spending and saving habits and in employment levels could have an effect on our ability to grow our assets and to attract deposits.

Other factors which may affect the accuracy of our projections are specific to Regions, including (i) the cost and other effects of material contingencies, including litigation contingencies; (ii) our ability to expand into new markets and to maintain profit margins in the face of pricing pressures; (iii) our ability to keep pace with technological changes; (iv) our ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions customers and potential Regions customers; (v) our ability to effectively manage interest rate risk, credit risk and operational risk; (vi) our ability to manage fluctuations in the value of our assets and liabilities and off-balance sheet exposures so as to maintain sufficient capital liquidity to support our business; and (vii) our ability to achieve the earnings expectations related to the businesses that we have recently acquired or may acquire in the future, which in turn depends on a variety of factors, including: our ability to achieve anticipated cost savings and revenue enhancements with respect to acquired operations: the assimilation of acquired operations to the Regions corporate culture, including the ability to instill our credit practices and efficient approach to acquired operations; and the continued growth of the markets that the acquired entities serve.

Key Highlights

- A leading financial service provider in the South
- Well diversified revenue stream
- Customer focused sales culture
- Constant emphasis on improved productivity and cost control
- Established credit culture
- Increasing earnings momentum

Repositioning Initiatives in 2001

- Emphasis placed on sales and revenue growth
- Integration of Morgan Keegan
- Integration of Rebsamen
- Reduced interest rate sensitivity
  - $1.1 billion decline in investment securities
  - $1.7 billion decline in residential mortgages
- Implemented capital allocation management tools

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Strong Deposit Market Share in Footprint

- ✓#1 market share in Alabama at 17.4%
- ✓#1 market share in Arkansas at 14.0%
- ✓#4 market share in Georgia at 6.2%
- ✓#4 market share in Louisiana at 7.3%



Top 3 Market Share
4th to 6th in Market Share
Deposit Presence

(1) Source: SNL DataSource 5.0. Branch data as of 6/30/01.

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Community Banking Franchise

Deposits:

- Strong growth in low-cost core deposits
  - 11% increase in retail transaction accounts last year
  - 43% of total deposits
- Strategy of less aggressive pricing of CD's in 2001
- Wholesale deposits comprise only 8.6% of total deposits

Loans:

- Planned slower loan growth in 2001
  - More focus on pricing for risk and improving credit scores
  - Reallocation of capital away from lower margin loan products
- Ability to generate strong loan growth through community bank franchise

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Regions –More Than A Bank–

Over 30% of Revenue Stream from Other Financial Services



Brokerage and Investment Banking 21%
Retail and Commercial Banking 68%
Asset Management 2%
Mortgage Banking 7%
Insurance 2%

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Regions –More Than A Bank–

Over 30% of Revenue Stream from Other Financial Services



Brokerage and Investment Banking 21%
Retail and Commercial Banking 68%
Asset Management 2%
Mortgage Banking 7%
Insurance 2%

- ✓Morgan Keegan acquisition in March 2001 added $420 million to 2001 revenues
- ✓Strong 4th Quarter 2001 performance
- ✓Combined $52 billion of customer assets
- ✓Excellent growth prospects

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Regions/Morgan Keegan Footprint


Boston
New York
Covington
Louisville
Lexington
Richmond
Bowling Green
Durham
Raleigh
Rogers
Jackson
Nashville
Knoxville
Chattanooga
Charlotte
Alpharetta
Memphis
Huntsville
Wilmington
Decatur
Athens
Little Rock
Birmingham
Augusta
Tuscaloosa
Atlanta
LaGrange
Dallas
Shreveport
Montgomery
Jackson
Mobile
Columbus
Baton Rouge
Gainesville
Austin
Houston
Pensacola
Orlando
Fairhope
Mandeville
Lafayette
New Orleans
Sarasota
Palm Beach
Ft. Lauderdale
Morgan Keegan Offices
Rebsamen Offices
Markets with Current Banking Offices

Morgan Keegan Revenues

Nine Months with Regions

	Apr - Dec 2001	Apr - Dec 2000
Revenues	$420,248,433	$388,854,473
Pre-Tax	$ 57,783,121	$ 49,157,777

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Morgan Keegan Business Units



Private Client Group
45%
Fixed Income Capital Markets
40%
Investment Advisory
7.3%
Equity Capital Markets
7.7%

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Private Client Group

- $240 million revenue (trailing 12 months)
- 1,410 employees
- 738 financial advisors
- $342,000 average annual FA production
- $42 million average assets per FA
- 214,000 total active accounts

Equity Capital Markets Group

- $51 million revenue (trailing 12 months)
- 208 employees
- 33 institutional FAs
- $1.2 million average annual FA production
- 32 traders
- 17 senior research analysts covering 200 companies in 12 industry groups
- 532 active account relationships in 38 states and 14 foreign countries

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Fixed Income Capital Markets Group

- $158 million revenue (trailing 12 months)
- 428 employees
- 141 institutional FAs
- $1.1 million average annual FA production
- 41 traders
- 23 Fixed Income research professionals
- 78 Fixed Income banking professionals

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Fixed Income Sales & Trading

- One of the largest bond dealers in the nation with over $100 billion in high-grade product annually across four major product lines
- Largest underwriter in the world of FHLB debt
- Largest underwriter of all U.S. Agency debt ranked by number of deals
- Nation's third largest market maker in SBA securities
- MBS trading volume approximately $43 billion past 12 months
- "eFolio" proprietary package of fixed income analytics utilized by over 3,000 institutions representing $750 billion in assets

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Investment Advisory

$5.66 Billion Aggregate Assets under Management

- **Morgan Asset Management**
  - **Fund Management** - $759 million
  - **WealthTrust** - $3,354 million*
  - **Hester Capital Management** - $766 million*
- **Morgan Keegan Trust Company** - $730 million

** Approximately 50% Morgan Keegan ownership*

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Regions/Morgan Keegan Combined Trust Function

- Morgan Keegan assumed management of Regions Trust Function in early 2002
  - Results in additional expertise and resources to benefit customers
- Combined $14 billion in assets under management
- Combined $52 billion in customer assets

Morgan Keegan's Role

Provide leadership in developing a sales culture within Regions Financial Corporation.

Establish Morgan Keegan as Regions' exclusive distribution channel for investment products / services.

- Emphasis on gathering assets
- Pursue investment banking opportunities with existing Regions clients
- Financial Sales Associates (FSA) Program
- Trust & Investment Management
- New MK locations

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Regions –More Than A Bank–

Over 30% of Revenue Stream from Other Financial Services


Brokerage and Investment Banking 21%
Asset Management 2%
Mortgage Banking 7%
Insurance 2%
Retail and Commercial Banking 68%

- ✓Rebsamen acquisition in February 2001 added $32 million to 2001 revenues
- ✓Rebsamen ranks among 50 largest insurance brokers in the country
- ✓Rebsamen's products, primarily commercial property and casualty, but also include life, group, personal lines, aviation, claims and third party administration
- ✓Excellent prospects within customer base for growth

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More Diversified Revenue Stream


Morgan Keegan
Rebsamen
Regions
A Diversified Financial Services Company


Non-interest income as % of revenues
50%
40%
30%
20%
10%
0%
30%
29%
41%
4th Qtr 2000
Peer Group*
4th Qtr 2001

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*SSB Mid-Cap Index

Strong Revenue Momentum



$800
$600
$400
$200
$0
$ in millions
$509.2
$631.6
$673.5
4Q00
3Q01
4Q01
Net interest income
Brokerage and asset management
Deposit service charges
Mortgage banking fees
Other

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Active Integration of Sales Culture

- Bridging the gaps
  - Bringing together services/products from all lines of business
  - Increased training and coaching
  - Increased accountability

- Developed new commercial sales process
  - Complements Chart-the-Course on retail side
  - Focus attention on relationship profitability

- Strong commitment to sales in 2002

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Ongoing Focus on Productivity and Expense Control

- Rationalizing branch distribution system
  - Closed or consolidated over 70 branches in 2001
  - Ongoing process
- Excellent company wide track record in 2001
  - Core operating expenses in 2001
    - ✓ Decreased $9.2 million in 1st Quarter
    - ✓ Decreased $3.9 million in 2nd Quarter
    - ✓ Decreased $13.7 million in 3rd Quarter
    - ✓ Increased $15.2 million in 4th Quarter with $42.0 million increase in revenues
- Major area of focus in 2002

Strengthened Loan Loss Allowance

- Increased allowance $43 million in 2001
- Comprehensive review of portfolio resulted in higher level of loan losses in 4th Quarter
- NPA portfolio granular, diversified, well secured, 30% single family residential
- 41 bps. charge offs for 2001 better than industry and near levels for Regions in last recession

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Increased Focus on Optimizing Profitability of Franchise

- **Deleveraging balance sheet**
  - Desensitized interest rate risk

- **Implementing new performance measurement system based on risk-adjusted returns on capital**
  - Management tool for allocating capital within the company
  - Consistent framework for comparing returns from business units, products or customers
  - Optimizing returns on capital creates shareholder value

Drivers of Earnings Growth

- **Margin is up 26 bps. over 4th Quarter 2000 level**
- **4th Quarter 2001 loan loss provision exceeded net charge-offs by $29 million**
- **Poised for growth in balance sheet from increased sales efforts and improving economy**
- **Opportunities for growth in investment products/services**

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Outstanding Dividend Record

31 Consecutive Years Of Increased Dividends



1.20
1.10
1.00
0.90
0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
0.00
(In Dollars)
Recently named to *Bloomberg Personal Finance* magazine Top 25 list for dividend performance
'71 '72 '73 '74 '75 '76 '77 '78 '79 '80 '81 '82 '83 '84 '85 '86 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02*
Years

** Indicated*

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Key Highlights

- A leading financial service provider in the South
- Client focused sales culture and product set
- Excellent cost control
- Strong credit culture
- Experienced management team
- Earnings momentum increasing

Regions®